Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:
Olivia Snyder, Manager, Investor Relations
(617) 796-8320

Select Income REIT Announces Second Quarter 2018 Results

Newton, MA (July 31, 2018): Select Income REIT (Nasdaq: SIR) today announced financial results for the quarter and six months ended June 30, 2018.

Results for the Quarter Ended June 30, 2018:

Net income attributed to SIR for the quarter ended June 30, 2018 was $11.7 million, or $0.13 per diluted share, compared to $26.7 million, or $0.30 per diluted share, for the same period last year. Net income attributed to SIR for the quarter ended June 30, 2018 includes: (1) an unrealized gain on equity securities of $13.5 million, or $0.15 per diluted share, related to SIR's investment in The RMR Group Inc., or RMR Inc., which is included in earnings in accordance with U.S. generally accepted accounting principles, or GAAP, effective January 1, 2018; (2) a reduction for the non-cash write-off of straight line rents receivable of $10.6 million, or $0.12 per diluted share, related to a lease associated with a tenant default; (3) a reduction for estimated business management incentive fees of $9.5 million, or $0.11 per diluted share; and (4) a reduction for net income allocated to noncontrolling interest representing allocations to public shareholders of Industrial Logistics Properties Trust, or ILPT, SIR's majority owned consolidated subsidiary, of $5.8 million, or $0.06 per diluted share.

Normalized funds from operations, or Normalized FFO, attributed to SIR for the quarter ended June 30, 2018 were $40.6 million, or $0.45 per diluted share, compared to $62.1 million, or $0.70 per diluted share, for the same period last year. Normalized FFO attributed to SIR for the quarter ended June 30, 2018 include a reduction for the non-cash write-off of straight line rents receivable of $10.6 million, or $0.12 per diluted share, related to a lease associated with a tenant default, and a reduction for Normalized FFO allocated to noncontrolling interest representing allocations to public shareholders of ILPT of $7.9 million, or $0.09 per diluted share.

Reconciliations of net income attributed to SIR determined in accordance with GAAP to funds from operations, or FFO, attributed to SIR and to Normalized FFO attributed to SIR for the quarters ended June 30, 2018 and 2017 appear later in this press release.

Results for the Six Months Ended June 30, 2018:

Net income attributed to SIR for the six months ended June 30, 2018 was $44.9 million, or $0.50 per diluted share, compared to $33.4 million, or $0.37 per diluted share, for the same period last year. Net income attributed to SIR for the six months ended June 30, 2018 includes: (1) an unrealized gain on equity securities of $30.4 million, or $0.34 per diluted share, related to SIR's investment in RMR Inc., which is included in earnings in accordance with

A Maryland Real Estate Investment Trust with transferable shares of beneficial interest listed on the Nasdaq.
No shareholder, Trustee or officer is personally liable for any act or obligation of the Trust.

GAAP effective January 1, 2018; (2) a reduction for the non-cash write-off of straight line rents receivable of $10.6 million, or $0.12 per diluted share, related to a lease associated with a tenant default; (3) a reduction for estimated business management incentive fees of $14.8 million, or $0.17 per diluted share; and (4) a reduction for net income allocated to noncontrolling interest representing allocations to public shareholders of ILPT of $10.2 million, or $0.11 per diluted share. Net income attributed to SIR for the six months ended June 30, 2017 includes a reduction for a write-off of straight line rents receivable of $12.5 million, or $0.14 per diluted share, and a reduction for a loss on asset impairment of $4.0 million, or $0.05 per diluted share, both of which were related to leases associated with a tenant bankruptcy.

Normalized FFO attributed to SIR for the six months ended June 30, 2018 were $96.6 million, or $1.08 per diluted share, compared to $114.5 million, or $1.28 per diluted share, for the same period last year. Normalized FFO attributed to SIR for the six months ended June 30, 2018 include a reduction for the non-cash write-off of straight line rents receivable of $10.6 million, or $0.12 per diluted share, related to a lease associated with a tenant default, and a reduction for Normalized FFO allocated to noncontrolling interest representing allocations to public shareholders of ILPT of $14.1 million, or $0.16 per diluted share. Normalized FFO attributed to SIR for the six months ended June 30, 2017 include a reduction for a write-off of straight line rents receivable of $12.5 million, or $0.14 per diluted share, related to leases associated with a tenant bankruptcy.

Reconciliations of net income attributed to SIR determined in accordance with GAAP to FFO attributed to SIR and to Normalized FFO attributed to SIR for the six months ended June 30, 2018 and 2017 appear later in this press release.

Consolidated Leasing, Occupancy and Same Property Results:

During the quarter ended June 30, 2018, on a consolidated basis, SIR entered lease renewals and new leases for approximately 220,000 square feet, resulting in weighted average (by square feet) rental rates that were approximately 33.9% more than prior rental rates for the same space and a weighted average (by square feet) lease term of 11 years. Commitments for leasing capital and concessions for these leases totaled approximately $541,000, or approximately $0.22 per square foot per lease year.

As of June 30, 2018, 94.8% of SIR’s consolidated total rentable square feet was leased, compared to 95.8% as of March 31, 2018 and 95.9% as of June 30, 2017. Consolidated occupancy for properties owned continuously since April 1, 2017, or on a same property basis, decreased to 94.7% at June 30, 2018 from 95.9% at June 30, 2017. Consolidated same property cash basis net operating income, or Cash Basis NOI, decreased 0.7% for the quarter ended June 30, 2018 compared to the quarter ended June 30, 2017, primarily as a result of a tenant default in May 2018, partially offset by contractual rent increases for certain properties since April 1, 2017.

In May 2018, one of SIR's tenants defaulted on its lease for a property located in Naperville, IL with approximately 820,000 rentable square feet and an original lease expiration date of March 31, 2029. As of June 30, 2018, the annual rent due from the tenant under this lease was $15.2 million. Approximately 468,000 square feet of this property is occupied by subtenants of the tenant that defaulted, and these subtenants have received notices to pay rents under the applicable subleases directly to SIR as a result of this tenant default. Payments directly to SIR under the applicable subleases aggregated $10.0 million as of June 30, 2018 (or $5.2 million less than the rent due from the tenant that defaulted). In addition, SIR is currently responsible for certain property level expenses that were previously paid, or reimbursed to SIR, by the tenant that defaulted. SIR is evaluating its options to recover and mitigate its damages. During the three months ended June 30, 2018, SIR recorded a non-cash charge of $10.6 million to write off straight line rents receivable related to this lease with the tenant that defaulted.

Reconciliations of net income determined in accordance with GAAP to net operating income, or NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI for the quarters and six months ended June 30, 2018 and 2017 on a total and same property basis appear later in this press release.

Recent Investment Activities:

In June 2018, ILPT acquired a single tenant, net leased property located in Doral, FL with 240,283 rentable square feet for a purchase price of $43.1 million, excluding acquisition related costs. This property is 100% leased and has a lease term of approximately 10 years.

In July 2018, ILPT entered an agreement to acquire a single tenant, net leased property located in Upper Marlboro, MD with approximately 221,000 rentable square feet for a purchase price of $29.3 million, excluding acquisition related costs. This property is 100% leased and has a remaining lease term of approximately 12 years. This acquisition is expected to occur before the end of the third quarter of 2018.

Recent Disposition Activities:

In May 2018, SIR entered an agreement to sell one of its 100% owned land parcels in Kapolei, HI with 417,610 rentable square feet for $10.3 million, excluding closing costs. This sale is expected to occur before the end of the third quarter of 2018.

Presentation:

The amounts reported above are on a consolidated basis, and as such, include the results of SIR’s consolidated subsidiary, ILPT, unless indicated otherwise. ILPT is itself a public company having common shares registered under the Securities and Exchange Act of 1934, as amended. For further information about ILPT, see ILPT’s periodic reports and other filings with the Securities and Exchange Commission, or SEC, which are available at the SEC’s website, www.sec.gov. References in this press release to ILPT’s filings with the SEC are included as textual references only, and the information in ILPT’s filings with the SEC is not incorporated by reference into this press release.

Conference Call:

At 10:00 a.m. Eastern Time this morning, President and Chief Executive Officer, David Blackman, and Chief Financial Officer and Treasurer, John Popeo, will host a conference call to discuss SIR’s second quarter 2018 financial results.

The conference call telephone number is (877) 328-4494. Participants calling from outside the United States and Canada should dial (412) 317-5433. No pass code is necessary to access the call from either number. Participants should dial in about 15 minutes prior to the scheduled start of the call. A replay of the conference call will be available through 11:59 p.m. on Tuesday, August 7, 2018. To access the replay, dial (412) 317-0088. The replay pass code is 10121850.

A live audio webcast of the conference call will also be available in a listen-only mode on SIR's website, which is located at www.sirreit.com. Participants wanting to access the webcast should visit SIR's website about five minutes before the call. The archived webcast will be available for replay on SIR's website following the call for about one week. The transcription, recording and retransmission in any way of SIR’s second quarter conference call are strictly prohibited without the prior written consent of SIR.

Supplemental Data:

A copy of SIR’s Second Quarter 2018 Supplemental Operating and Financial Data, which includes both consolidated information and information for SIR excluding ILPT, is available for download at SIR’s website, www.sirreit.com. SIR’s website is not incorporated as part of this press release.

Select Income REIT is a real estate investment trust, or REIT, that owns properties that are primarily net leased to single tenants. SIR is managed by the operating subsidiary of The RMR Group Inc. (Nasdaq: RMR), an alternative asset management company that is headquartered in Newton, MA.

Please see the pages attached hereto for a more detailed statement of SIR’s operating results and financial condition and for an explanation of SIR’s calculation of NOI, Cash Basis NOI, same property NOI, same property Cash Basis NOI, FFO attributed to SIR and Normalized FFO attributed to SIR and a reconciliation of those amounts to amounts determined according to GAAP.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS PRESS RELEASE CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS.  ALSO, WHENEVER SIR USES WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE”, “WILL”, “MAY” AND NEGATIVES OR DERIVATIVES OF THESE OR SIMILAR EXPRESSIONS, SIR IS MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON SIR’S PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.  ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY SIR’S FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. FOR EXAMPLE:

•
THIS PRESS RELEASE STATES THAT ILPT HAS ENTERED AN AGREEMENT TO ACQUIRE A PROPERTY FOR $29.3 MILLION, EXCLUDING ACQUISITION RELATED COSTS. THIS ACQUISITION IS SUBJECT TO CONDITIONS. THESE CONDITIONS MAY NOT BE MET AND THIS ACQUISITION MAY NOT OCCUR, MAY BE DELAYED OR THE TERMS MAY CHANGE,

•
THIS PRESS RELEASE STATES THAT SIR HAS ENTERED AN AGREEMENT TO SELL ONE LAND PARCEL IN KAPOLEI, HI FOR $10.3 MILLION, EXCLUDING CLOSING COSTS. THIS SALE IS SUBJECT TO CONDITIONS. THESE CONDITIONS MAY NOT BE MET AND THIS SALE MAY NOT OCCUR, MAY BE DELAYED OR THE TERMS MAY CHANGE, AND

•
THIS PRESS RELEASE STATES THAT A TENANT OF ONE OF SIR'S PROPERTIES HAS DEFAULTED ON ITS LEASE. ALTHOUGH THE SUBTENANTS AT THIS PROPERTY HAVE RECEIVED NOTICES TO PAY RENTS UNDER THE APPLICABLE SUBLEASES DIRECTLY TO SIR, SIR CANNOT BE SURE THAT IT WILL BE SUCCESSFUL IN RECEIVING SUCH RENTS, OR THAT IT WILL BE ABLE TO RECOVER OR MITIGATE ITS DAMAGES.

THE INFORMATION CONTAINED IN SIR’S FILINGS WITH THE SEC, INCLUDING UNDER “RISK FACTORS” IN SIR’S PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE SIR’S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE STATED IN OR IMPLIED BY SIR’S FORWARD LOOKING STATEMENTS. SIR’S FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC'S WEBSITE AT WWW.SEC.GOV.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, SIR DOES NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Select Income REIT

Condensed Consolidated Statements of Income

(amounts in thousands, except per share data)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Revenues:
Rental income	$96,415	$97,041	$196,170	$194,385
Tenant reimbursements and other income	19,592	18,829	40,466	37,779
Total revenues	116,007	115,870	236,636	232,164

Expenses:
Real estate taxes	12,442	10,836	24,230	21,679
Other operating expenses	13,618	13,523	28,900	26,390
Depreciation and amortization	35,009	34,317	69,955	68,057
General and administrative (1)	18,081	8,188	32,022	23,089
Write-off of straight line rents receivable, net (2)	10,626	—	10,626	12,517
Loss on asset impairment	—	—	—	4,047
Loss on impairment of real estate assets	—	229	—	229
Total expenses	89,776	67,093	165,733	156,008

Operating income	26,231	48,777	70,903	76,156

Dividend income	396	396	793	793
Unrealized gain on equity securities (3)	13,488	—	30,388	—
Interest income	110	7	620	20
Interest expense (including net amortization of debt issuance costs, premiums and discounts of $1,735, $1,568, $3,499 and $2,972, respectively)	(22,667)	(22,808)	(46,159)	(43,895)
Loss on early extinguishment of debt	—	—	(1,192)	—
Income before income tax expense and equity in earnings of an investee	17,558	26,372	55,353	33,074
Income tax expense	(101)	(85)	(261)	(187)
Equity in earnings of an investee	7	374	51	502
Net income	17,464	26,661	55,143	33,389
Net income allocated to noncontrolling interest	(5,765)	—	(10,244)	—
Net income attributed to SIR	$11,699	$26,661	$44,899	$33,389

Weighted average common shares outstanding - basic	89,393	89,338	89,388	89,334
Weighted average common shares outstanding - diluted	89,416	89,362	89,398	89,356

Net income attributed to SIR per common share - basic and diluted	$0.13	$0.30	$0.50	$0.37

(1)
General and administrative expenses include estimated business management incentive fee expense of $9,457 and $920 for the three months ended June 30, 2018 and 2017, respectively, and $14,815 and $8,766 for the six months ended June 30, 2018 and 2017, respectively.

(2)
In May 2018, one of SIR's tenants defaulted on its lease for a property located in Naperville, IL with approximately 820 rentable square feet and an original lease expiration date of March 31, 2029. As of June 30, 2018, the annual rent due from the tenant under this lease was $15,219. Approximately 468 square feet of this property is occupied by subtenants of the tenant that defaulted, and these subtenants have received notices to pay rents under the applicable subleases directly to SIR as a result of this tenant default. Payments directly to SIR under the applicable subleases aggregated $10,030 as of June 30, 2018 (or $5,189 less than the rent due from the tenant that defaulted). In addition, SIR is currently responsible for certain property level expenses that were previously paid, or reimbursed to SIR, by the tenant that defaulted. During the three months ended June 30, 2018, SIR recorded a non-cash charge of $10,626 to write off straight line rents receivable related to this lease with the tenant that defaulted.

(3)
Unrealized gain on equity securities represents the adjustment required to adjust the carrying value of SIR's investment in RMR Inc. common stock to its fair value as of June 30, 2018 in accordance with new GAAP standards effective January 1, 2018.

Select Income REIT

Funds from Operations Attributed to SIR and Normalized Funds from Operations Attributed to SIR (1)

(amounts in thousands, except per share data)
(unaudited)

		Three Months Ended June 30,		Six Months Ended June 30,
		2018	2017	2018	2017

Net income attributed to SIR		$11,699	$26,661	$44,899	$33,389
Plus:	depreciation and amortization	35,009	34,317	69,955	68,057
Plus:	loss on impairment of real estate assets	—	229	—	229
Plus:	net income allocated to noncontrolling interest	5,765	—	10,244	—
Less:	FFO allocated to noncontrolling interest	(7,887)	—	(14,117)	—
FFO attributed to SIR		44,586	61,207	110,981	101,675
Plus:	estimated business management incentive fees (2)	9,457	920	14,815	8,766
Plus:	loss on asset impairment	—	—	—	4,047
Plus:	loss on early extinguishment of debt	—	—	1,192	—
Less:	unrealized gain on equity securities (3)	(13,488)	—	(30,388)	—
Normalized FFO attributed to SIR		$40,555	$62,127	$96,600	$114,488

Weighted average common shares outstanding - basic		89,393	89,338	89,388	89,334
Weighted average common shares outstanding - diluted		89,416	89,362	89,398	89,356

FFO attributed to SIR per common share - basic		$0.50	$0.69	$1.24	$1.14
FFO attributed to SIR per common share - diluted		$0.50	$0.68	$1.24	$1.14
Normalized FFO attributed to SIR per common share - basic and diluted		$0.45	$0.70	$1.08	$1.28
Distributions declared per common share		$0.51	$0.51	$1.02	$1.02

(1)       SIR calculates FFO attributed to SIR and Normalized FFO attributed to SIR as shown above. FFO attributed to SIR is calculated on the basis defined by The National Association of Real Estate Investment Trusts, or Nareit, which is net income, calculated in accordance with GAAP, plus real estate depreciation and amortization, loss on impairment of real estate assets and the difference between net income and FFO allocated to noncontrolling interest, as well as certain other adjustments currently not applicable to SIR. SIR’s calculation of Normalized FFO attributed to SIR differs from Nareit's definition of FFO because SIR includes business management incentive fees, if any, only in the fourth quarter versus the quarter when they are recognized as expense in accordance with GAAP due to their quarterly volatility not necessarily being indicative of SIR’s core operating performance and the uncertainty as to whether any such business management incentive fees will be payable when all contingencies for determining such fees are known at the end of the calendar year and SIR excludes loss on asset impairment, loss on early extinguishment of debt, unrealized gain on equity securities and Normalized FFO, net of FFO, from noncontrolling interest, if any. SIR considers FFO attributed to SIR and Normalized FFO attributed to SIR to be appropriate supplemental measures of operating performance for a REIT, along with net income, net income attributed to a REIT and operating income. SIR believes that FFO attributed to SIR and Normalized FFO attributed to SIR provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation expense, FFO attributed to SIR and Normalized FFO attributed to SIR may facilitate a comparison of its operating performance between periods and with other REITs. FFO attributed to SIR and Normalized FFO attributed to SIR are among the factors considered by SIR’s Board of Trustees when determining the amount of distributions to SIR’s shareholders. Other factors include, but are not limited to, requirements to maintain SIR’s qualification for taxation as a REIT, limitations in SIR’s credit agreement and public debt covenants, the availability to SIR of debt and equity capital, SIR’s expectation of its future capital requirements and operating performance, SIR's receipt of distributions from ILPT and SIR’s expected needs for and availability of cash to pay its obligations. FFO attributed to SIR and Normalized FFO attributed to SIR do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income, net income attributed to SIR or operating income as indicators of SIR’s operating performance or as measures of SIR’s liquidity. These measures should be considered in conjunction with net income, net income attributed to SIR and operating income as presented in SIR’s condensed consolidated statements of income. Other real estate companies and REITs may calculate FFO and Normalized FFO differently than SIR does.

(2)
Incentive fees under SIR’s business management agreements with The RMR Group LLC are payable after the end of each calendar year, are calculated based on common share total return, as defined, and are included in general and administrative expenses in SIR’s condensed consolidated statements of income. In calculating net income in accordance with GAAP, SIR recognizes estimated business management incentive fee expense, if any, in the first, second and third quarters. Although SIR recognizes this expense, if any, in the first, second and third quarters for purposes of calculating net income, SIR does not include such expense in the calculation of Normalized FFO attributed to SIR until the fourth quarter, when the amount of the business management incentive fee expense for the calendar year, if any, is determined. Normalized FFO attributed to SIR excludes $9,457 and $920 of estimated business management incentive fee expense for the three months ended June 30, 2018 and 2017, respectively, and $14,815 and $8,766 of estimated business management incentive fee expense for the six months ended June 30, 2018 and 2017, respectively.

(3)
Unrealized gain on equity securities represents the adjustment required to adjust the carrying value of SIR's investment in RMR Inc. common stock to its fair value as of June 30, 2018 in accordance with new GAAP standards effective January 1, 2018.

Select Income REIT

Calculation and Reconciliation of Property Net Operating Income and Cash Basis Net Operating Income (1)

(dollars in thousands)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Calculation of NOI and Cash Basis NOI:
Rental income	$96,415	$97,041	$196,170	$194,385
Tenant reimbursements and other income	19,592	18,829	40,466	37,779
Real estate taxes	(12,442)	(10,836)	(24,230)	(21,679)
Other operating expenses	(13,618)	(13,523)	(28,900)	(26,390)
NOI	$89,947	$91,511	$183,506	$184,095

SIR NOI (excluding ILPT)	$57,933	$59,946	$119,017	$120,161
ILPT NOI	32,014	31,565	64,489	63,934
NOI	$89,947	$91,511	$183,506	$184,095

Non-cash straight line rent adjustments included in rental income (2)	(2,933)	(5,389)	(6,489)	(10,780)
Lease value amortization included in rental income (2)	(545)	(527)	(1,059)	(961)
Lease termination fees included in rental income (2)	—	(101)	—	(101)
Non-cash amortization included in other operating expenses (3)	(75)	(213)	(288)	(426)
Cash Basis NOI	$86,394	$85,281	$175,670	$171,827

SIR Cash Basis NOI (excluding ILPT)	$55,519	$55,425	$113,616	$111,306
ILPT Cash Basis NOI	30,875	29,856	62,054	60,521
Cash Basis NOI	$86,394	$85,281	$175,670	$171,827

Reconciliation of Net Income to NOI and Cash Basis NOI:
Net income	$17,464	$26,661	$55,143	$33,389
Equity in earnings of an investee	(7)	(374)	(51)	(502)
Income tax expense	101	85	261	187
Income before income tax expense and equity in earnings of an investee	17,558	26,372	55,353	33,074
Loss on early extinguishment of debt	—	—	1,192	—
Interest expense	22,667	22,808	46,159	43,895
Interest income	(110)	(7)	(620)	(20)
Unrealized gain on equity securities	(13,488)	—	(30,388)	—
Dividend income	(396)	(396)	(793)	(793)
Operating income	26,231	48,777	70,903	76,156
Loss on impairment of real estate assets	—	229	—	229
Loss on asset impairment	—	—	—	4,047
Write-off of straight line rents receivable, net (4)	10,626	—	10,626	12,517
General and administrative	18,081	8,188	32,022	23,089
Depreciation and amortization	35,009	34,317	69,955	68,057
NOI	89,947	91,511	183,506	184,095
Non-cash straight line rent adjustments included in rental income (2)	(2,933)	(5,389)	(6,489)	(10,780)
Lease value amortization included in rental income (2)	(545)	(527)	(1,059)	(961)
Lease termination fees included in rental income (2)	—	(101)	—	(101)
Non-cash amortization included in other operating expenses (3)	(75)	(213)	(288)	(426)
Cash Basis NOI	$86,394	$85,281	$175,670	$171,827

See footnotes on page 9.

(1)
The calculations of NOI and Cash Basis NOI exclude certain components of net income in order to provide results that are more closely related to SIR’s property level results of operations. SIR calculates NOI and Cash Basis NOI as shown above. SIR defines NOI as income from its rental of real estate less its property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions that SIR records as depreciation and amortization. SIR defines Cash Basis NOI as NOI excluding non-cash straight line rent adjustments, lease value amortization, lease termination fees, if any, and non-cash amortization included in other operating expenses. SIR considers NOI and Cash Basis NOI to be appropriate supplemental measures to net income because they may help both investors and management to understand the operations of SIR’s properties. SIR uses NOI and Cash Basis NOI to evaluate individual and company wide property level performance, and SIR believes that NOI and Cash Basis NOI provide useful information to investors regarding its results of operations because they reflect only those income and expense items that are generated and incurred at the property level and may facilitate comparisons of SIR’s operating performance between periods and with other REITs. NOI and Cash Basis NOI do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income, net income attributed to SIR or operating income as indicators of SIR’s operating performance or as measures of SIR’s liquidity. These measures should be considered in conjunction with net income, net income attributed to SIR and operating income as presented in SIR’s condensed consolidated statements of income. Other real estate companies and REITs may calculate NOI and Cash Basis NOI differently than SIR does.

(2)   SIR reports rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes non-cash amortization of intangible lease assets and liabilities and lease termination fees, if any.

(3)
SIR recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price SIR paid for its investment in RMR Inc. common stock in June 2015. A portion of this liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees, which are included in other operating expenses.

(4)
In May 2018, one of SIR's tenants defaulted on its lease for a property located in Naperville, IL with approximately 820,000 rentable square feet and an original lease expiration date of March 31, 2029. As of June 30, 2018, the annual rent due from the tenant under this lease was $15,219. Approximately 468,000 square feet of this property is occupied by subtenants of the tenant that defaulted, and these subtenants have received notices to pay rents under the applicable subleases directly to SIR as a result of this tenant default. Payments directly to SIR under the applicable subleases aggregated $10,030 as of June 30, 2018 (or $5,189 less than the rent due from the tenant that defaulted). In addition, SIR is currently responsible for certain property level expenses that were previously paid, or reimbursed to SIR, by the tenant that defaulted. During the three months ended June 30, 2018, SIR recorded a non-cash charge of $10,626 to write off straight line rents receivable related to this lease with the tenant that defaulted.

Select Income REIT

Reconciliation of Net Operating Income to Same Property Net Operating Income and Calculation of Same Property Cash Basis Net Operating Income (1)

(dollars in thousands)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Reconciliation of NOI to Same Property NOI (2)(3):
Rental income	$96,415	$97,041	$196,170	$194,385
Tenant reimbursements and other income	19,592	18,829	40,466	37,779
Real estate taxes	(12,442)	(10,836)	(24,230)	(21,679)
Other operating expenses	(13,618)	(13,523)	(28,900)	(26,390)
NOI	89,947	91,511	183,506	184,095
Less:
NOI of properties not included in same property results	(2,375)	(1,354)	(4,828)	(1,354)
Same property NOI	$87,572	$90,157	$178,678	$182,741

SIR same property NOI (excluding ILPT)	$55,581	$58,592	$114,212	$118,807
ILPT same property NOI	31,991	31,565	64,466	63,934
Same property NOI	$87,572	$90,157	$178,678	$182,741

Calculation of Same Property Cash Basis NOI (2)(3):
Same property NOI	$87,572	$90,157	$178,678	$182,741
Less:
Non-cash straight line rent adjustments included in rental income (4)	(2,760)	(4,552)	(6,134)	(9,943)
Lease value amortization included in rental income (4)	(545)	(527)	(1,059)	(961)
Lease termination fees included in rental income (4)	—	(101)	—	(101)
Non-cash amortization included in other operating expenses (5)	(75)	(213)	(288)	(426)
Same property Cash Basis NOI	$84,192	$84,764	$171,197	$171,310

SIR same property Cash Basis NOI (excluding ILPT)	$53,337	$54,908	$109,163	$110,789
ILPT same property Cash Basis NOI	30,855	29,856	62,034	60,521
Same property Cash Basis NOI	$84,192	$84,764	$171,197	$171,310

(1)
See footnote (1) on page 9 of this press release for the definitions of NOI and Cash Basis NOI, a description of why SIR believes they are appropriate supplemental measures and a description of how SIR uses these measures.

(2)
For the three months ended June 30, 2018 and 2017, same property NOI and same property Cash Basis NOI are based on properties SIR owned as of June 30, 2018, and which it owned continuously since April 1, 2017.

(3)
For the six months ended June 30, 2018 and 2017, same property NOI and same property Cash Basis NOI are based on properties SIR owned as of June 30, 2018, and which it owned continuously since January 1, 2017.

(4)
SIR reports rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes non-cash amortization of intangible lease assets and liabilities and lease termination fees, if any.

(5)
SIR recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price SIR paid for its investment in RMR Inc. common stock in June 2015. A portion of this liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees, which are included in other operating expenses.

Select Income REIT
Calculation and Reconciliation of NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI by Segment (1)
(dollars in thousands)
(unaudited)

	Three Months Ended June 30, 2018			Three Months Ended June 30, 2017
	SIR (excluding ILPT)	ILPT	Total	SIR (excluding ILPT)	ILPT	Total
Calculation of NOI and Cash Basis NOI:
Rental income	$62,535	$33,880	$96,415	$63,614	$33,427	$97,041
Tenant reimbursements and other income	14,052	5,540	19,592	13,651	5,178	18,829
Real estate taxes	(7,860)	(4,582)	(12,442)	(6,497)	(4,339)	(10,836)
Other operating expenses	(10,794)	(2,824)	(13,618)	(10,822)	(2,701)	(13,523)
NOI	57,933	32,014	89,947	59,946	31,565	91,511
Less:
Non-cash straight line rent adjustments included in rental income (2)	(1,895)	(1,038)	(2,933)	(3,914)	(1,475)	(5,389)
Lease value amortization included in rental income (2)	(444)	(101)	(545)	(431)	(96)	(527)
Lease termination fees included in rental income (2)	—	—	—	(101)	—	(101)
Non-cash amortization included in other operating expenses (3)	(75)	—	(75)	(75)	(138)	(213)
Cash Basis NOI	$55,519	$30,875	$86,394	$55,425	$29,856	$85,281

Reconciliation of NOI to Same Property NOI (4):
NOI	$57,933	$32,014	$89,947	$59,946	$31,565	$91,511
Less:
NOI of properties not included in same property results	(2,352)	(23)	(2,375)	(1,354)	—	(1,354)
Same property NOI	$55,581	$31,991	$87,572	$58,592	$31,565	$90,157

Reconciliation of Same Property NOI to Same Property Cash Basis NOI (4):
Same property NOI	$55,581	$31,991	$87,572	$58,592	$31,565	$90,157
Less:
Non-cash straight line rent adjustments included in rental income (2)	(1,725)	(1,035)	(2,760)	(3,077)	(1,475)	(4,552)
Lease value amortization included in rental income (2)	(444)	(101)	(545)	(431)	(96)	(527)
Lease termination fees included in rental income (2)	—	—	—	(101)	—	(101)
Non-cash amortization included in other operating expenses (3)	(75)	—	(75)	(75)	(138)	(213)
Same property Cash Basis NOI	$53,337	$30,855	$84,192	$54,908	$29,856	$84,764

(1)
See footnote (1) on page 9 of this press release for the definitions of NOI and Cash Basis NOI, a description of why SIR believes they are appropriate supplemental measures and a description of how SIR uses these measures.

(2)
SIR reports rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes non-cash amortization of intangible lease assets and liabilities and lease termination fees, if any.

(3)
SIR recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price SIR paid for its investment in RMR Inc. common stock in June 2015. A portion of this liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees, which are included in other operating expenses.

(4)
For the three months ended June 30, 2018 and 2017, same property NOI and same property Cash Basis NOI are based on properties SIR owned as of June 30, 2018, and which it owned continuously since April 1, 2017.

Select Income REIT
Calculation and Reconciliation of NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI by Segment (1)
(dollars in thousands)
(unaudited)

	Six Months Ended June 30, 2018			Six Months Ended June 30, 2017
	SIR (excluding ILPT)	ILPT	Total	SIR (excluding ILPT)	ILPT	Total
Calculation of NOI and Cash Basis NOI:
Rental income	$127,481	$68,689	$196,170	$127,088	$67,297	$194,385
Tenant reimbursements and other income	29,130	11,336	40,466	27,031	10,748	37,779
Real estate taxes	(15,063)	(9,167)	(24,230)	(13,001)	(8,678)	(21,679)
Other operating expenses	(22,531)	(6,369)	(28,900)	(20,957)	(5,433)	(26,390)
NOI	119,017	64,489	183,506	120,161	63,934	184,095
Less:
Non-cash straight line rent adjustments included in rental income (2)	(4,257)	(2,232)	(6,489)	(7,835)	(2,945)	(10,780)
Lease value amortization included in rental income (2)	(856)	(203)	(1,059)	(769)	(192)	(961)
Lease termination fees included in rental income (2)	—	—	—	(101)	—	(101)
Non-cash amortization included in other operating expenses (3)	(288)	—	(288)	(150)	(276)	(426)
Cash Basis NOI	$113,616	$62,054	$175,670	$111,306	$60,521	$171,827

Reconciliation of NOI to Same Property NOI (4):
NOI	$119,017	$64,489	$183,506	$120,161	$63,934	$184,095
Less:
NOI of properties not included in same property results	(4,805)	(23)	(4,828)	(1,354)	—	(1,354)
Same property NOI	$114,212	$64,466	$178,678	$118,807	$63,934	$182,741

Reconciliation of Same Property NOI to Same Property Cash Basis NOI (4):
Same property NOI	$114,212	$64,466	$178,678	$118,807	$63,934	$182,741
Less:
Non-cash straight line rent adjustments included in rental income (2)	(3,905)	(2,229)	(6,134)	(6,998)	(2,945)	(9,943)
Lease value amortization included in rental income (2)	(856)	(203)	(1,059)	(769)	(192)	(961)
Lease termination fees included in rental income (2)	—	—	—	(101)	—	(101)
Non-cash amortization included in other operating expenses (3)	(288)	—	(288)	(150)	(276)	(426)
Same property Cash Basis NOI	$109,163	$62,034	$171,197	$110,789	$60,521	$171,310

(1)
See footnote (1) on page 9 of this press release for the definitions of NOI and Cash Basis NOI, a description of why SIR believes they are appropriate supplemental measures and a description of how SIR uses these measures.

(2)
SIR reports rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes non-cash amortization of intangible lease assets and liabilities and lease termination fees, if any.

(3)
SIR recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price SIR paid for its investment in RMR Inc. common stock in June 2015. A portion of this liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees, which are included in other operating expenses.

(4)
For the six months ended June 30, 2018 and 2017, same property NOI and same property Cash Basis NOI are based on properties SIR owned as of June 30, 2018, and which it owned continuously since January 1, 2017.

Select Income REIT

Condensed Consolidated Balance Sheets

(dollars in thousands, except per share data)

(unaudited)

	June 30,	December 31,
	2018	2017
ASSETS
Real estate properties:
Land	$1,056,943	$1,041,767
Buildings and improvements	3,217,101	3,178,098
	4,274,044	4,219,865
Accumulated depreciation	(354,280)	(314,249)
	3,919,764	3,905,616
Properties held for sale	5,829	5,829
Acquired real estate leases, net	445,616	477,577
Cash and cash equivalents	31,476	658,719
Restricted cash	1,573	178
Rents receivable, including straight line rents of $117,873 and $122,010, respectively, net of allowance for doubtful accounts of $1,765 and $1,396, respectively	122,795	127,672
Deferred leasing costs, net	14,644	14,295
Other assets, net	142,153	113,144
Total assets	$4,683,850	$5,303,030

LIABILITIES AND SHAREHOLDERS' EQUITY
Unsecured revolving credit facility	$105,000	$—
ILPT revolving credit facility	335,000	750,000
Unsecured term loan, net	—	348,870
Senior unsecured notes, net	1,429,622	1,777,425
Mortgage notes payable, net	210,715	210,785
Accounts payable and other liabilities	95,921	101,352
Assumed real estate lease obligations, net	64,372	68,783
Rents collected in advance	19,364	15,644
Security deposits	8,483	8,346
Due to related persons	19,742	30,006
Total liabilities	2,288,219	3,311,211

Commitments and contingencies

Shareholders' equity:
Shareholders' equity attributable to SIR:
Common shares of beneficial interest, $.01 par value: 125,000,000 shares authorized; 89,504,754 and 89,487,371 shares issued and outstanding, respectively	895	895
Additional paid in capital	2,312,339	2,180,896
Cumulative net income	605,366	508,213
Cumulative other comprehensive income	687	52,665
Cumulative common distributions	(842,128)	(750,850)
Total shareholders' equity attributable to SIR	2,077,159	1,991,819
Noncontrolling interest in consolidated subsidiary	318,472	—
Total shareholders' equity	2,395,631	1,991,819
Total liabilities and shareholders' equity	$4,683,850	$5,303,030
(END)